Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14– COMMITMENTS AND CONTINGENCIES

In addition to commitments disclosed in Notes 3 and 7, the Company had the following commitments and contingencies.

Personal property tax and other accrued liabilities

Personal property tax for Tooele County, Utah, is billed and becomes due on November 30 of each year. At December 31, 2021 and 2020, the amount due to Tooele County is $ Nil and $35,568, respectively.

Employment Agreements

The Company has an employment agreement with Mr. Havenstrite as President of the Company, which is ongoing. The agreement, as amended, requires Mr. Havenstrite to meet certain time requirements and limits the number of other board member obligations in which he can participate. The agreement allows for a base annual salary of $144,000 plus an auto allowance and certain performance compensation upon fulfillment of established goals. The agreement allows the board of directors to terminate Mr. Havenstrite’s employment at any time, providing for a severance payment upon termination without cause.

The amounts accrued at December 31, 2021 and 2020, is due to the officers of the Company as follows:

	December 31,	December 31,
	2021	2020
Rick Havenstrite, President	$37,697	$26,620
Marianne Havenstrite, Treasurer and Principal Financial Officer	18,462	11,077
Total	$56,159	$37,697

Mining Leases

Annual claims fees are currently $165 per claim plus administrative and school trust land fees. Total paid for claims fees paid during the years ended December 31, 2021 and 2020, are $15,199 and $14,945, respectively. Claims fees are due in August for the year beginning in September of that year.